Exhibit 99.1
NASDAQ: PMN Targeting the underlying cause of neurodegenerative diseases

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Legal Disclaimers This slide deck may contain certain forward-looking information. Such information involves known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by statements herein, and therefore these statements should not be read as guarantees of future performance or results. All forward-looking statements are based on ProMIS Neurosciences Inc.’s (the “Company”) current beliefs as well as assumptions made by and information currently available to it, as well as other factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this slide deck. Due to risks and uncertainties, including the risks and uncertainties identified by the Company in its public securities filings available online at sec.gov, actual events may differ materially from current expectations. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Unique potential in areas of great unmet need Clinical-stage biopharma with pipeline selectively targeting specific, disease-causing misfolded proteins 3 • Unique selectivity may create potential to address the unmet need for safer, more efficacious therapies • Significant market potential across a range of neurodegenerative diseases • Seasoned leadership team with global development and deep domain experience • Funding to strive to hit milestones, with up to $122.7 million secured from PIPE in July 2024 from leading healthcare specialty funds

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PRECISE-AD: Lead program PMN310 in ongoing placebo-controlled Phase 1b clinical study in Alzheimer’s patients 4 Humanized monoclonal antibody designed to bind toxic amyloid-beta oligomers (AbOs), NOT monomers or plaques Phase 1a: PMN310 was well-tolerated in healthy volunteers, crossed the blood-brain barrier and achieved concentrations suggesting sufficient target engagement with a half-life supportive of monthly dosing PRECISE-AD: Phase 1b clinical trial is ongoing in AD patients. 12-month endpoints include clinical outcomes, safety (incidence of ARIA) and biomarkers Broad pre-clinical pipeline: Includes antibody and vaccine candidates targeting ALS, MSA, Parkinson’s, Dementia with Lewy bodies, and others

Experienced Leadership Team

Executive Management



Neil K. Warma
Chief Executive Officer



Neil Cashman, M.D.
Chief Scientific Officer



Johanne Kaplan, Ph.D.
Chief Development Officer



Larry Altstiel, M.D., Ph.D.
Chief Medical Officer



Gavin Malenfant
Chief Operating Officer



David Wishart, Ph.D.
Chief Physics Officer



Dan Geffken
Chief Financial Officer

Board of Directors

Eugene Williams, M.B.A.
Chairman and Co-founder

Neil Cashman, M.D.
Chief Scientific Officer and Co-founder

Neil K. Warma, M.B.A., B.Sc.
Chief Executive Officer

Maggie Shafmaster, Ph.D., J.D.
Lead Independent Director

Patrick Kirwin, B.A., J.D.
Independent Director

Josh Mandel-Brehm, M.B.A.
Independent Director

William Wyman, M.B.A.
Independent Director

Clinical Advisory Board

Howard Fillit, MD
ADDF, New York, NY

Suzanne Hendrix, PhD
Pentara, Millcreek, UT

Dr. Michael Weiner
UCSF, San Francisco, CA

Henrik Zetterberg, MD, PhD
University of Gothenburg, Sweden

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Lead programs targeting growing opportunities in neurodegeneration

	Clinical Phase 1b Alzheimer's Disease (AD)	Amyotrophic Lateral Sclerosis (ALS)	Synucleinopathies (MSA, PD, DLB, etc.)*
Unmet Needs	Despite new therapies, lack of broad efficacy and safety concerns remain	Uniformly fatal illness with limited effective treatment	Symptomatic treatment but no disease modifying therapies for PD. No effective treatment for MSA and DLB
Opportunity	**6.9 M** People with AD in U.S today → **12.7 M**[1] Expected by 2050	Increasing prevalence with **over 376,000** cases worldwide by 2040[2]	Growth driven by increasing prevalence and awareness, aging population
Selectivity	**Targets toxic amyloid-beta (Aβ) oligomers**, believed to be ***the*** key driver of AD progression	**Selectively targets pathogenic cytoplasmic TDP-43 aggregates** to preserve the function of normal TDP-43	**Targets toxic alpha-synuclein oligomers and small soluble fibrils**, does not bind physiologic monomers and tetramers

[1]Alzheimer's Association 2024 AD Facts and Figures, Alzheimer's Disease Facts and Figures

[2]Arthur et al, 2016, Nature Communications

*MSA - Multiple system atrophy; PD - Parkinson's disease; DLB: Dementia with Lewy bodies

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The ProMIS Solution – The best of precision medicine and AI driving development of selective monoclonal antibodies

Our Novel, Proprietary Target Discovery Engine + Antibody Development

Enables identification of disease-specific target epitopes on misfolded toxic proteins

Allows for efficient generation of selective antibodies that strongly bind disease-associated epitopes

Confirms that antibody selectively neutralizes toxic form creating potential to slow or halt disease progression

Computational Modeling


Target epitope

Normal protein

Toxic misfolded protein

Epitope Construct & Antibody Candidate Generation


Immunization
Target epitope construct
Antibody

Humanized IgG1 monoclonal antibodies with high effector function

Screening for selectivity and protective activity


Normal protein
Antibody
Toxic misfolded protein

Allows the body to **eliminate disease-causing toxic proteins without affecting the normal protein**

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Platform generating robust pipeline targeting toxic misfolded proteins

	Product Candidate	Target Protein	Disease Indication(s)	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
ANTIBODY	**PMN310**	Amyloid-Beta	AD					
	PMN267	TDP-43	ALS					
	PMN442	Alpha-Synuclein	MSA[1]					
VACCINE	**PMN440**	Alpha-Synuclein Vaccine	Multiple synucleinopathies					
	PMN311	Amyloid-Beta Vaccine	Alzheimer's Prevention					
DISCOVERY		Tau	Alzheimer's[2], FTLD, PSP, CBD					
		RACK1	ALS[2], HD					
		DISC1+Interactome	Schizophrenia					

[1] The company plans to investigate additional synucleinopathies, including PD: Parkinson's disease and dementia with Lewy bodies [2]Initial indication AD: Alzheimer's disease, ALS: Amyotrophic lateral sclerosis, MSA: Multiple system atrophy, HD: Huntington's disease, FTLD: Frontotemporal lobar degeneration, PSP: Progressive supranuclear palsy, CBD: Corticobasal degeneration

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Lead Clinical Candidate PMN310 in Alzheimer’s Disease Selectivity for Toxic Aβ Oligomers

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Amyloid-beta protein exists in different forms and different concentrations 10 Aβ Monomers: Abundant, produced over lifetime Have a beneficial biologic role Highly toxic Aβ Oligomers: Small, soluble clusters of Aβ – Main driver of disease Damage the brain cells and cause cognitive decline and dementia ESTIMATED RELATIVE ABUNDANCE OF Aβ SPECIES Goure et al, 2014, Alz Res & Ther Toxic Aβ Oligomers Aβ Plaque: Large, insoluble aggregates of Aβ Form in spaces between nerve cells in the brain • Hallmark of Alzheimer’s disease; can cause neuroinflammation but not a primary driver of disease • Antibody binding to plaque is associated with increased risk of ARIA Aβ Plaque Aβ Monomers

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Soluble toxic Aβ oligomers, not plaque, are the most neuropathogenic Aβ species in Alzheimer’s Disease • Synapse abnormalities and memory impairment correlate poorly with plaque burden in human and mouse AD1,2 • Aβ monomers and plaque have little or no demonstrable toxicity in vitro or in vivo3-5 • Soluble Aβ oligomers show the highest degree of neurotoxicity6 – Toxicity in primary neuron cultures and brain slices3,5,7-9 – Induction of cognitive impairment in rodents3,4,10 11 1Jacobsen et al., 2006 PNAS; 2Brier et al., 2016, Science Trans Med; 3Shankar et al,. 2008, Nature Med; 4Cleary et al., 2005, Nature Neuroscience; 5Hong et al., 2016, Science; 6Benilova et al., 2012, Nature Neuroscience - Review; 7Lacor et al., 2007, J Neuroscience; 8Jin et al., 2011, PNAS; 9Lauren et al., 2009, Nature; 10Balducci et al., 2010, PNAS In vivo impairment of recognition memory by Ab oligomers, not monomers and not plaque10 Normal Monomers Oligomers Fibrils Ab species injected Monomers Oligomers Plaque Discrimination Index 0.6 0.5 0.4 0.3 0.2 0.1

Selectivity for toxic AβOs creates potential for improved efficacy & safety

Why Target Toxic AβOs?

- AβOs destroy synapses leading to neurodegeneration; believed to be THE key driver of AD progression over insoluble plaques
- Antibodies that bind abundant Aβ monomers are directed *away* from the toxic oligomer target, reducing efficacy
- Antibodies that bind Aβ plaque are associated with an increased risk of brain edema and microhemorrhages (ARIA-E and ARIA-H)[1]
- Despite complete or near-complete plaque clearance, approved therapies slow cognitive decline only ~22-29%, with ~15-35% incidence of ARIA[2-4]
- Upon cessation of treatment (gap period), plaque removal persists but cognitive decline resumes, suggesting that removal of soluble toxic oligomers must be maintained for continued efficacy (CTAD 2019)

[1]ARIA = Amyloid-Related Imaging Abnormalities; [2]Budd Haeberlein et al, 2022, J Prev Alz Dis; [3]Sims et al, 2023, JAMA; [4]van Dyck et al, 2023, N Engl J Med

Lecanemab Gap Period

Continued clinical progression in spite of persistent plaque reduction



Plaque Reduction
Predicted PET SUVR change from Core baseline (+/- SE)
Treatment stopped
PET SUVR
CDR-SB
Cognition declines
Plaque stays down
Core Baseline
18m Visit
OLE Baseline
Predicted CDRSB change from Core baseline (+/- SE)
Disease Worsening
Placebo
10 mg/kg monthly
10 mg/kg biweekly

Complete plaque removal only achieves modest inhibition of cognitive decline

N: 10 on placebo, 19 on 10 mg/kg monthly and 10 on 10 mg/kg biweekly

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Specific targeting of toxic Aβ oligomers is needed for increased efficacy and improved safety profile

The Challenge

1 Avoiding off-target delivery of drug, to more plentiful monomers and plaque

- Most drugs cross-react with several species of Aβ
- Less drug getting to oligomer target potentially reducing efficacy and increasing side effects

2 Selective targeting of only the toxic oligomer species

- Needed to improve efficacy AND avoid ARIA
- May allow for lower dosing (drug is not misdirected)

The Potential Solution

PMN310 designed to selectively bind Aβ oligomers without binding monomers or plaque

- Selectivity for toxic oligomers without monomer distraction may increase clinical activity
- Avoidance of plaque may carry a reduced risk of ARIA

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Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Importance of selectivity for toxic amyloid-β oligomers (AβOs) 14 Monomers Oligomers Plaque Abundant, produced over lifetime Have a beneficial biologic role Small, soluble clusters of Aβ – Main driver of disease Damage the brain cells and cause cognitive decline and dementia Large, insoluble aggregates of Aβ Form in spaces between nerve cells in the brain Clinical Benefit None None None Modest Modest Modest Potentially high solanezumab gantenerumab crenezumab lecanemab aducanumab donanemab Note: No head-to-head clinical PMN310 studies have been conducted

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PMN310 – Demonstrated best-in-class resistance to Aβ monomer competition • Antibodies that failed in the clinic had toxic oligomer binding abrogated by monomer exposure • Antibodies with positive clinical trial data were more resistant to monomer competition and retained significant binding to toxic oligomers • PMN310 targeting of toxic Aβ oligomers least impacted by monomer competition to date 15 CREZ GANT PRX DONA ADUC LECAN ACU193 PMN310 0 -> 5µM 0 -> 5µM 0 -> 5µM 0 -> 5µM 0 -> 5µM 0 -> 5µM No binding 0 -> 5µM 0 No binding 0 -> 5µM 0 20 40 60 80 100 120 Percent Binding Response No Clinical Benefit Modest Clinical Benefit COMPETING MONOMER CONCENTRATION CREZ: crenezumab; GANT: gantenerumab; PRX: Prothena; DONA: donanemab; ADUC: aducanumab; LECAN: lecanemab; ACU193: Acumen mAb Kaplan et al, 2024, bioRxiv, https://www.biorxiv.org/content/10.1101/2024.04.20.590412v2 Binding to toxic oligomer-enriched fraction of AD brain with monomer competition from 0-5 µM

PMN310 – Only antibody exclusively targeting toxic oligomers while avoiding Aβ plaque in preclinical studies

Plaque-binding antibodies associated with increased risk of ARIA-E

Aducanumab
ARIA-E ~35%



ACU193
Phase 1 – ARIA-E 21.4% at top dose



Donanemab
ARIA-E ~24%



PRX h2731
PRX012 Phase 1 ongoing



Lecanemab
ARIA-E ~13%



Gantenerumab
ARIA-E ~25%



PMN310 shows no detectable plaque binding

PMN310
No detectable plaque staining



Solanezumab
Targets Aβ monomers – No clinical benefit
Minimal plaque binding
Low incidence of ARIA-E



huIgG1
Isotype control
No plaque staining



Reported ARIA rates: Sperling RA et al, 2011, Alzheimer's and Dementia; Budd Haeberlein S et al, 2022, J Prev Alz Dis; Mintun MA et al, 2021, NEJM; Swanson CJ et al, 2021, Alzheimer's Research and Therapy; https://www.roche.com/media/releases/med-cor-2022-11-14; Siemers E et al, 2023, J Prev Alz Dis; Tam S et al, 2021, Alzheimer's and Dementia; Ostrowitzki S et al, 2022, JAMA Neurol

Scale bars = 50 μm

Kaplan et al, 2024, *bioRxiv*, https://www.biorxiv.org/content/10.1101/2024.04.20.590412v2

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PMN310 – High-dose treatment in AD mice did not cause microhemorrhages (ARIA-H)

- Plaque-binding antibodies have been reported to induce microhemorrhages in transgenic huAPP mouse models
- Transgenic huAPP mice dosed weekly for 26 weeks with high doses of murine version of PMN310 (800 mg/kg) or placebo

NO ARIA-H

No microhemorrhages observed in brain sections from 29 vehicle control (placebo) mice and 29 PMN310-treated mice

PMN310 vs. Placebo after 26 weeks


PMN310
800 mg/kg/wk
PMN310
800 mg/kg/wk
Placebo
Placebo

Perls' stain
No microhemorrhage

Amylo-Glo staining
Plaque present

Kaplan et al, 2024, *bioRxiv*, https://www.biorxiv.org/content/10.1101/2024.04.20.590412v2

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PMN310 preserved memory in AD mouse model

PMN310 prevented short-term memory loss caused by toxic oligomers in a novel object recognition (NOR) assay



NOR
Discrimination Index
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
-0.2
#
#
*
#
Normal Mice
PMN310
AβO
PMN310
+ AβO

#p<0.05 vs AβO; *p<0.05 vs vehicle

Gibbs et al, 2019, Scientific Reports

Injection of toxic AβO in the brain ventricles of mice destroys their ability to remember and distinguish between a novel object and a familiar object seen previously (discrimination index).



AβO +/- PMN310
7 days

Mice injected with PMN310 were completely protected.

Discrimination index = (Time exploring new object – time exploring familiar object) / total exploration time.

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Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PMN310 preserved memory and learning in AD mouse model 19 *p<0.05 vs vehicle-treated hAPP-Tg for both vehicle-treated non-Tg and PMN310-treated Tg mice Kaplan et al, 2024, bioRxiv, https://www.biorxiv.org/content/10.1101/2024.04.20.590412v2 Training 1 Training 2 Training 3 Training 4 0 500 1000 1500 2000 Distance (cm) Non-Tg, Vehicle hAPP-Tg, Vehicle hAPP-Tg, PMN310 (30 mg/kg/week) Training 1 Training 2 Training 3 Training 4 0 30 60 90 Time (s) * PMN310 normalized time required to find platform Training 1 Training 2 Training 3 Training 4 0 500 1000 1500 2000 Distance (cm) * PMN310 normalized swimming distance to find platform • Morris Water Maze test: Over successive training days, mice learn and remember where a hidden platform is located in a pool of water, reducing the time and swimming distance required to reach the platform. • Mice transgenic for human Ab have cognitive deficits and do not perform as well (more time, longer swimming distance needed) PMN310 delivered systemically corrected the cognitive defect of hAPP/L transgenic mice in the Morris Water Maze task Transgenic AD mice treated with PMN310 were completely protected and performed as well as normal mice.

Positive data from PMN310 Phase 1a first-in-human single ascending dose (SAD) study reported at CTAD 2024

Phase 1a Met All Objectives



PMN310 Placebo-Controlled Study
(2.5-40 mg/kg)
Healthy volunteers
(N=8 per cohort)
First subject dosed Nov. 2023
Dose 2.5 mg/kg (N = 6:2)
Dose 5 mg/kg (N = 6:2)
Dose 10 mg/kg (N = 6:2)
Dose 20 mg/kg (N = 6:2)
Dose 40 mg/kg (N = 6:2)

SAD, Single Ascending Dose; MAD, Multiple Ascending Dose; AD, Alzheimer's Disease

Per protocol, doses fixed per cohort with a 70 kg body weight assumption

- PMN310 generally well-tolerated in healthy volunteers across all five dose levels tested
- PMN310 crossed the blood brain barrier, achieving CSF concentrations believed necessary for target engagement
- Pharmacokinetics support possible once-monthly dosing and potential subcutaneous formulation
- **Safety and tolerability data enabled dose selection for Phase 1b study**

Dose-proportional increase of PMN310 CSF levels on days 3 and 29



Day 3
Day 29
Dose (mg)

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Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Clinical endpoints (cognition) measured at baseline and months 6 & 12: • CDR-SB (Clinical Dementia Rating, Sum of Boxes) • ADAS-cog • ADAS-ADL • IADRS • Clinical Global Impression of Change CSF/ Plasma Biomarkers: 0, 3, 6, 9, 12 month • p-tau217, p-tau243 • GFAP • Neurogranin • SNAP-25 • Ab42/40 • NfL Efficacy: Assess pharmacodynamic markers of treatment effect at baseline, 3, 6, 9, 12 months; Sufficient power to detect biomarker changes at 6 months Safety: Powered to provide 95% confidence to detect at least one ARIA case MRI for ARIA at baseline and months 2, 4, 6, 9, 12 Ab PET PRECISE-AD: PMN310 Phase 1b MAD trial design in AD patients 12-month double-blinded treatment, interim 6-month data, N=100 completers 12 Month double-blinded treatment, staggered start 5 mg/kg 16 patients: 3:1 Active:Placebo 10 mg/kg 56 patients: 3:1 Active:Placebo 20 mg/kg 56 patients: 3:1 Active:Placebo Enroll 128 patients to achieve 100 completers 6 Month Interim Data PMN310 Placebo-Controlled Study (IV monthly dosing ) 21

PRECISE-AD: 6-month interim analysis to show impact of biomarker and incidence of ARIA; Final analysis to include clinical outcome measures

INTERIM AND FINAL ANALYSIS

Biomarker	Relevance
p-tau 217	Measure of disease progression
p-tau 243	Measure of downstream tau phosphorylation
GFAP	Neuroinflammation
Neurogranin	Post-synaptic function
SNAP-25	Pre-synaptic function
Aβ42/40	Disease stage
NfL	Neuronal damage

FINAL ANALYSIS

Clinical Endpoionts	Relevance
CDR-SB (Clinical Dementia Rating, Sum of Boxes)	FDA-preferred measure of clinical outcome
ADAS-cog	Validated measure of clinical outcome

ARIA

Interim and final analysis

- Average placebo rates: **1-3%**
- Current marketed therapies: **~15-35%**

Reported ARIA rates: Sperling RA et al, 2011, Alzheimer's and Dementia; Budd Haeberlein S et al, 2022, J Prev Alz Dis; Mintun MA et al, 2021, NEJM; Swanson CJ et al, 2021, Alzheimer's Research and Therapy; https://www.roche.com/media/releases/med-cor-2022-11-14; Siemers E et al, 2023, J Prev Alz Dis; Tam S et al, 2021, Alzheimer's and Dementia; Ostrowitzki S et al, 2022, JAMA Neurol

Scale bars = 50 µm

Kaplan et al, 2024, *bioRxiv*, https://www.biorxiv.org/content/10.1101/2024.04.20.590412v2

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Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PMN310 target product profile 23 CATEGORY DETAILS Indication Treatment of Alzheimer's Disease (AD) Mechanism of Action Humanized monoclonal antibody selectively targeting toxic amyloid-beta (Aβ) oligomers Formulation Intravenous (IV) administration Target Population Patients with mild cognitive impairment (MCI) due to AD or mild AD dementia confirmed by biomarkers: - Amyloid positivity (e.g., CSF, PET imaging) - Evidence of neurodegeneration (e.g. imaging) Efficacy Goals Primary Endpoint: Slowing cognitive and functional decline (e.g., CDR-SB, ADAS-Cog) Secondary Endpoints: • Reduction in biomarkers that predict disease progression • Imaging evidence of slowed neurodegeneration (e.g., MRI hippocampal volume) • Quality of life improvements for patients Safety Goals Minimize ARIA and infusion reactions Superior safety profile to existing anti-amyloid therapies Dosing and Administration Frequency: Monthly dosing Route: Intravenous infusion, with potential for subcutaneous formulations in the future Goals for Competitive Differentiation Selectivity: Targets toxic oligomers, avoiding monomers and plaque Efficacy: Early cognitive benefit compared to existing treatments Safety: Lower incidence of ARIA than other amyloid-directed antibodies The target product profile represents goals for the PMN310 development program. No head-to-head clinical studies have been conducted.

Lead Pipeline Candidates Antibody and Vaccine Candidates Targeting a Range of Neurodegenerative Diseases

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PMN267: Lead antibody candidate targeting pathogenic TDP-43 25 Why TDP-43? • TAR DNA-binding protein 43 (TDP-43) essential to neuronal cell survival1; plays important roles in RNA regulation • Pathogenic TDP-43 aggregates frequently observed in multiple neurodegenerative diseases: both loss-of-function1 and gain of function2 PMN267 – Initial proof of concept to target Amyotrophic Lateral Sclerosis (ALS) • Target candidate profile specific for binding epitope of pathogenic TDP-43 with high affinity in sub-nanomolar range. No reactivity with normal TDP-43. • Inhibit cell-to-cell propagation of toxic misfolded TDP-43 • Promote degradation of cytoplasmic aggregates of misfolded TDP-43 without affecting cell viability 1. de Boer, EMJ et al, 2020, J Neurol Neurosurg Psychiatry; 2. Neumann et al, 2006, Science; 3. Pokrishevsky et al, 2016, Scientific Reports; 4. Chou et al, 2018, Nat Neurosci; 5. Endo et al, 2018, Biological Psych TDP-43 Healthy (motor) neuron Degenerating ALS/FTD (motor) neuron

PMN267 advancing to IND-enabling studies

PMN267 has been humanized in a human IgG1 framework for IND-enabling studies


Nuclei
Misfolded ΔNLS-TDP-43 (HA Tag)
ProMIS mAb
Merge

- Misfolding ΔNLS-TDP-43 forms cytoplasmic aggregates
- PMN267 selectively binds to the misfolded aggregates in the cytoplasm (co-localization) and does not react with normal TDP-43 in the nucleus.

Potential across neurodegenerative disease with TDP-43 proteinopathy including
ALS, Frontotemporal dementia (FTD), **AD**, and **Limbic-predominant age-related TDP-43 encephalopathy (LATE)**

An enhanced, highly selective binding profile with intracellular and extracellular activity has the potential to lead to optimal clinical outcomes by focusing activity on pathogenic TDP-43 and preserving the essential functions of normal TDP-43

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PMN442: Lead antibody candidate targeting toxic α-Synuclein



Diseased neuron
Pathogenic α-syn
Neuronal uptake
Microglial activation
Neurodegeneration

Why Alpha-Synuclein (α-syn)?

- α-syn plays a role in synaptic activity, including regulating release of dopamine and maintaining synaptic vesicles
- In synucleinopathies, α-syn misfolds and clumps into toxic aggregates implicated in: Multiple system atrophy (MSA), Parkinson's Disease (PD), and Dementia with Lewy bodies (DLB)

PMN442 – Initial Proof of Concept to Target Multiple System Atrophy (MSA)

- Target candidate profile specific for toxic oligomers and small soluble fibrils, avoiding monomers and tetramers to reduce potential adverse events
- Protect dopaminergic neurons against killing by α-syn toxic oligomers
- Inhibit the processes involved in the cell-to-cell propagation of pathogenic α-syn aggregates

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Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PMN442 advancing to IND-enabling studies 28 CONTROL a-SYN OLIGOMERS a-SYN OLIGOMERS + PMN442 PMN442 has been humanized in a human IgG1 framework for IND-enabling studies Potential across range of synucleinopathies including Multiple System Atrophy (MSA), Parkinson's disease (PD) and Dementia with Lewy bodies (DLB) • Toxic a-syn oligomers kill dopaminergic neurons in culture • PMN442 protected neurons against toxic oligomers An enhanced, highly selective binding profile has the potential to lead to optimal clinical outcomes

The ProMIS platform potential in vaccine applications

Epitopes of toxic misfolded proteins identified by the ProMIS platform can also potentially be used for direct vaccination to induce production of selective protective antibodies

- Pursuing vaccination strategies against AD and other neurodegenerative diseases offers potential advantages over chronic administration of a therapeutic antibody
- Lead vaccine compositions and formulations have been selected for an Aβ oligomer vaccine against AD and an α-syn vaccine against synucleinopathies based on mouse vaccination studies



Conformational epitope prediction
Normal protein
Misfolded protein
Conformational epitope construction
epitope
Immunization for monoclonal antibodies
(passive immunization)
Vaccine construct
(active immunization)
Selective targeting of misfolded toxic protein
Normal protein
Misfolded protein

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Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential PMN311: Positive early results presented at AAIC 2024 30 • Testing of 15 possible combinations of 1 to 4 conformational Aβ oligomer epitopes in mouse vaccination studies led to the selection of PMN311 as the lead vaccine candidate for further development. • PMN311 is composed of a single epitope, the target of PMN310. It elicited maximal antibody binding to a toxic oligomer-enriched low molecular weight fraction of soluble AD brain extracts. No advantage of combination with additional epitopes. 300 301 303 305 Quad 6E10 – Pan Aβ mAb Antibodies in immune sera bind Aβ oligomers and not monomers by surface plasmon resonance (SPR) The antibodies induced by conformational AβO epitopes do not bind plaque in AD brain > Oligomer-selective antibody response 300 301 303 305 Quad 0 10 20 30 40 50 60 70 Binding Response Units (BRU) Aβ Oligomers Aβ Monomers 300 301 303 305 Quad 0 10 20 30 40 50 60 70 Binding Response Units (BRU) Aβ Oligomers Aβ Monomers 300 301 302 305 Quad 0 10 20 30 40 50 60 70 Binding Response Units (BRU)

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Product Candidate Target Protein Disease Indication(s) Discovery Pre-Clinical Phase 1 Phase 2 Phase 3 ANTIBODY PMN310 Amyloid-Beta AD PMN267 TDP-43 ALS PMN442 Alpha-Synuclein MSA1 VACCINE PMN440 Alpha-Synuclein Vaccine Multiple synucleinopathies PMN311 Amyloid-Beta Vaccine Alzheimer’s Prevention DISCOVERY Tau Alzheimer’s2, FTLD, PSP, CBD RACK1 ALS2, HD DISC1+Interactome Schizophrenia 1 The company plans to investigate additional synucleinopathies, including PD: Parkinson’s disease and dementia with Lewy bodies 2Initial indication AD: Alzheimer’s disease, ALS: Amyotrophic lateral sclerosis, MSA: Multiple system atrophy, HD: Huntington’s disease, FTLD: Frontotemporal lobar degeneration, PSP: Progressive supranuclear palsy, CBD: Corticobasal degeneration Platform generating robust pipeline of selective candidates targeting toxic misfolded proteins 31

Key Anticipated Milestones

H1'25 | H2'25 | H1'26 | H2'26

Enrollment of Cohorts 1 (5 mg/kg), 2 (10 mg/kg), 3 (20 mg/kg)

Initiated PRECISE-AD

6-month Interim Results (blinded)
Biomarkers, ARIA

Top-line Results
Clinical, Biomarkers, ARIA

Actions

- Build clinical and scientific awareness
- Host investor and analyst updates
- Advance strategic partnering discussions
- Strengthen IP

Achieving these milestones will drive the company's strategic growth and potential for transformative partnerships and generate significant shareholder value

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32

Copyright 2025, ProMIS Neurosciences, Inc. | Non Confidential Committed to patients with novel approach to battling neurodegenerative diseases 33 Clinical data and milestones could unlock significant potential and demonstrate proof of concept for PMN310 in AD Advancing preclinical pipeline could further validate the ProMIS platform and the potential across therapeutics and vaccines Strong track record of execution and seasoned leadership team with significant CNS product development experience Committed financing supports programs through key inflection points ProMIS has leveraged AI/ML to create a novel technology platform that has generated a robust pipeline of candidates against Alzheimer’s, ALS, MSA and other challenging diseases Clinical candidate PMN310 highly differentiated; data from ongoing Phase 1b clinical trial aims to evaluate safety and tolerability to assess PMN310’s potential to halt Alzheimer’s disease progression

NASDAQ: PMN For further information, contact: info@promisneurosciences.com